UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

OPTICAL COMMUNICATION PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6101 Variel Avenue Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(818) 251-7100

                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 amends the Current Report on Form 8-K of Optical Communication Products, Inc. (the “Company”) filed with the United States Securities and Exchange Commission on August 30, 2006 (the “Original Filing”) related to the acquisition of GigaComm Corporation, a Taiwan corporation (“GigaComm”), pursuant to the Primary Stock Purchase Agreement dated July 14, 2006, by and among the Company, GigaComm, certain stockholders of GigaComm (the “Selling Stockholders”) and YEONGYI (Asia) Co., Ltd., a Taiwan corporation, as a Selling Stockholder and the representative of the Selling Stockholders. The Company acquired 96.88% of the issued and outstanding shares of GigaComm common stock and paid $18,795,515.79. The Company intends to acquire the remaining 3.12% of the issued and outstanding shares of GigaComm common stock, at which time the Company would have paid a total consideration of $19,400,000. This Form 8-K/A amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The information previously reported under Item 2.01 in the Original Filing is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of GigaComm as of and for the two years ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.1.

The unaudited consolidated financial statements of GigaComm as of June 30, 2006 and 2005 and for the six months ended June 30, 2006 and 2005, are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of June 30, 2006 and for the nine months ended June 30, 2006 and the year ended September 30, 2005 are attached hereto as Exhibit 99.3.

(d)	Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm

Exhibit 99.1	Audited consolidated financial statements of GigaComm Corporation as of and for the two years ended December 31, 2005 and 2004

Exhibit 99.2	Unaudited consolidated financial statements of GigaComm Corporation as of June 30, 2006 and 2005 and for the six months ended June 30, 2006 and 2005

Exhibit 99.3	Unaudited pro forma combined financial statements of Optical Communication Products, Inc. as of June 30, 2006 and for the nine months ended June 30, 2006 and the year ended September 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2006	OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

By:	/s/ Frederic T. Boyer
Frederic T. Boyer

Senior Vice President and Chief Financial Officer